UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

AMERICAN AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2016, American Airlines Group Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”):

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non- Votes
James F. Albaugh	403,385,326	1,658,826	726,454	109,038,329
Jeffrey D. Benjamin	396,169,202	8,877,384	724,020	109,038,329
John T. Cahill	403,330,917	1,687,490	752,199	109,038,329
Michael J. Embler	403,348,282	1,670,102	752,222	109,038,329
Matthew J. Hart	403,349,680	1,688,633	732,293	109,038,329
Alberto Ibargüen	403,105,613	1,897,522	767,471	109,038,329
Richard C. Kraemer	403,146,322	1,880,266	744,018	109,038,329
Susan D. Kronick	403,411,375	1,701,941	657,290	109,038,329
Martin H. Nesbitt	401,455,225	3,565,941	749,440	109,038,329
Denise M. O’Leary	403,358,197	1,720,775	691,634	109,038,329
W. Douglas Parker	399,210,519	5,637,218	922,869	109,038,329
Ray M. Robinson	365,066,147	39,944,859	759,600	109,038,329
Richard P. Schifter	403,322,089	1,723,244	725,273	109,038,329

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
508,853,146	4,940,157	1,015,632	0

Proposal 3: Advisory Vote to Approve Executive Compensation.

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
394,834,770	10,153,631	782,205	109,038,329

Proposal 4: Stockholder Proposal to Provide Report on Lobbying Activities and Expenditures.

Not presented by the proponent for a vote at the Annual Meeting.

Proposal 5: Stockholder Proposal to Adopt Policy to Require an Independent Board Chairman on a Prospective Basis.

The stockholder proposal to adopt a policy to require an independent Board Chairman on a prospective basis was not approved.

For	Against	Abstain	Broker Non-Votes
142,890,359	261,169,175	1,711,072	109,038,329

Proposal 6: Stockholder Proposal to Provide Report on Political Contributions and Expenditures.

The stockholder proposal to provide a report on political contributions and expenditures was not approved.

For	Against	Abstain	Broker Non-Votes
86,902,932	226,655,752	92,211,922	109,038,329

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 8, 2016	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs

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